Execution Version
EXHIBIT 4.1

NRP (Operating) LLC
and

Second Supplement to Note Purchase Agreements
Dated as of March 28, 2007

Re:	$225,000,000 5.82% Series E Senior Notes Due March 28, 2024

NRP (Operating) LLC	Second Supplement
NRP (Operating) LLC

Dated as of
March 28, 2007
To the Purchaser(s) named in
Schedule A hereto
Ladies and Gentlemen:
     This Second Supplement to Note Purchase Agreements (the “Supplement”) is among NRP (Operating) LLC, a Delaware limited liability company (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Purchasers”).
     Reference is hereby made to the separate and several Note Purchase Agreements each dated as of June 19, 2003, as amended from time to time (the “Note Purchase Agreements”) between the Company and the respective purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreements. Reference is further made to Section 4.13 of the Note Purchase Agreements which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.
     The Company hereby agrees with the Purchasers as follows:
     1. Authorization of Notes. The Company has authorized the issue and sale of $225,000,000 aggregate principal amount of its 5.82% Series E Senior Notes due March 28, 2024 (the “Series E Notes”). The Series E Notes, together with the Notes previously issued pursuant to the Note Purchase Agreements and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreements, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreements). The Series E Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Company.
     2. Sale and Purchase of Notes. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreements and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, Series E Notes in the principal amount set forth opposite such Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereafter mentioned.
     3. Closing. The sale and purchase of the Series E Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m. Chicago time, at a closing (the “Closing”) on March 28,

NRP (Operating) LLC	Second Supplement
2007 or, on such other Business Day thereafter on or prior to March 30, 2007, as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Series E Notes to be purchased by such Purchaser in the form of a single Series E Note (or such greater number of Series E Notes in denominations of at least $250,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 01561106604 at The Huntington National Bank, 919 Fifth Avenue, Huntington, West Virginia 25701, ABA Number 044000024. If at the Closing the Company shall fail to tender such Series E Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Supplement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.
     4. Conditions to Closing. The obligation of each Purchaser to purchase and pay for the Series E Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to such Closing, of the conditions set forth in Section 4 of the Note Purchase Agreements (but adjusted to reflect the Series E Notes to be purchased at such Closing), except that the representations and warranties set forth in Section 5 of the Note Purchase Agreements and Section 5 of the Subsidiary Guarantee shall be modified as set forth in Exhibit A hereto.
     5. Required Prepayments. The Company will prepay the Series E Notes on the dates and in the principal amounts as set forth on Schedule 5 attached hereto at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Series E Notes pursuant to Section 6 or Section 7 of this Supplement, the principal amount of each required prepayment of the Series E Notes becoming due under this Section 5 of this Supplement on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series E Notes is reduced as a result of such prepayment or purchase.
     6. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time after the Closing all, or from time to time any part of, the Series E Notes, in an aggregate principal amount not less than $5,000,000, in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the applicable Make-Whole Amount with respect to the Series E Notes determined for the prepayment date with respect to such principal amount. The Company will give each holder of Series E Notes written notice of each optional prepayment under this Section 6 of this Supplement not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Series E Notes to be prepaid on such date, the principal amount of each Series E Note held by such holder to be prepaid (determined in accordance with Section 8 of this Supplement), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-

NRP (Operating) LLC	Second Supplement
Whole Amount with respect to the Series E Notes due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Series E Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
     7. Change in Control.
     (a) Notice of Change in Control or Control Event. The Company will, within five (5) Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice (the “Change of Control Notice”) of such Change in Control or Control Event to each holder of Series E Notes unless notice in respect of such Change in Control (or the Change of Control contemplated by such Control Event) shall have been given pursuant to subparagraph (c) of this Section 7 of this Supplement. Such Change of Control Notice shall contain and constitute an offer to prepay the Series E Notes as described in Section 7(c) of this Supplement and shall be accompanied by the certificate described in Section 7(g) of this Supplement.
     (b) Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 30 days prior to such action it shall have given to each holder of Series E Notes written notice containing and constituting an offer to prepay the Series E Notes as described in subparagraph (c) of this Section 7 of this Supplement, accompanied by the certificate described in subparagraph (g) of this Section 7 of this Supplement, and (ii) contemporaneously with such action, it prepays all Series E Notes required to be prepaid in accordance with this Section 7 of this Supplement.
     (c) Offer to Prepay Notes. The offer to prepay Series E Notes contemplated by paragraph (a) and (b) of this Section 7 of this Supplement shall be an offer to prepay, in accordance with and subject to this Section 7 of this Supplement, all, but not less than all, the Series E Notes held by each holder (in this case only, “holder” in respect of any Series E Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such Change of Control Notice (the “Proposed Prepayment Date”). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 7 of this Supplement, such date shall be not less than 30 days and not more than 120 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the first Business Day after the 45th day after the date of such offer).
     (d) Acceptance. A holder of Series E Notes may accept the offer to prepay made pursuant to this Section 7 of this Supplement by causing a notice of such acceptance to be delivered to the Company not later than 15 days after receipt by such holder of the most recent offer of prepayment. A failure by a holder of Series E Notes to respond to an offer to prepay made pursuant to this Section 7 of this Supplement shall be deemed to constitute a rejection of such offer by such holder.

NRP (Operating) LLC	Second Supplement
     (e) Prepayment. Prepayment of the Series E Notes to be prepaid pursuant to this Section 7 of this Supplement shall be at 100% of the principal amount of the Series E Notes together with accrued and unpaid interest thereon. The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section 7 of this Supplement.
     (f) Deferral Pending Change in Control. The obligation of the Company to prepay Notes pursuant to the offers required by subparagraph (c) and accepted in accordance with subparagraph (d) of this Section 7 of this Supplement is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control has not occurred on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until, and shall be made on, the date on which such Change in Control occurs. The Company shall keep each holder of Series E Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 7 of this Supplement in respect of such Change in Control shall be deemed rescinded).
     (g) Officer’s Certificate. Each offer to prepay the Series E Notes pursuant to this Section 7 of this Supplement shall be accompanied by a certificate, executed by the Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 7 of this Supplement; (iii) the principal amount of each Series E Note offered to be prepaid (which shall be 100% of each such Series E Note); (iv) the interest that would be due on each Series E Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 7 of this Supplement have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.
     (h) Certain Definitions. “Change in Control” shall be deemed to have occurred if
     (i) the Parent ceases to own directly all of the membership interests of the Company,
     (ii) the General Partner ceases to own directly all of the general partner interests of the Parent, or
     (iii) Corbin J. Robertson, Jr., the WPP Group, NRP Investment L.P. and/or one or more of their direct or indirect wholly-owned Subsidiaries cease to own, in the aggregate, more than 50% of the partnership interests of the General Partner.
     “Control Event” means (i) the execution by the Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control, or

NRP (Operating) LLC	Second Supplement
     (ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control.
     (i) All calculations contemplated in this Section 7 of this Supplement involving the capital stock, limited liability company or other equity interest of any Person shall be made with the assumption that all convertible securities of such Person then outstanding and all convertible securities issuable upon the exercise of any warrants, options and other rights outstanding at such time were converted at such time and that all options, warrants and similar rights to acquire shares of capital stock or limited liability company or other equity interest of such Person were exercised at such time.
     8. Allocation of Partial Prepayments. In the case of each partial prepayment of the Series E Notes pursuant to Section 5 of this Supplement, the principal amount of the Series E Notes to be prepaid shall be allocated among all of the Series E Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof. In the case of each partial prepayment of the Series E Notes pursuant to Section 6 of this Supplement, the principal amount of the Series E Notes to be prepaid shall be allocated among all of the Series E Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
     9. Maturity; Surrender, Etc. In the case of each prepayment of Series E Notes pursuant to Sections 5, 6 or 7 of this Supplement, the principal amount of each Series E Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Series E Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Series E Note shall be issued in lieu of any prepaid principal amount of any Series E Note.
     10. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Series E Notes except upon the payment or prepayment of the Series E Notes in accordance with the terms of the Note Purchase Agreements, this Supplement and the Series E Notes. The Company will promptly cancel all Series E Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Series E Notes pursuant to any provision of the Note Purchase Agreements or this Supplement and no Series E Notes may be issued in substitution or exchange for any such Series E Notes.
     11. Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any Series E Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series E Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

NRP (Operating) LLC	Second Supplement
     “Called Principal” means, with respect to any Series E Note, the principal of such Series E Note that is to be prepaid pursuant to Section 6 of this Supplement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreements, as the context requires.
     “Discounted Value” means, with respect to the Called Principal of any Series E Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series E Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.
     “Reinvestment Yield” means, with respect to the Called Principal of any Series E Note, .50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” of the Bloomberg Financial Markets Services Screen (or, if not available, any other national recognized trading screen reporting on-line intraday trading in the U.S. Treasury securities) for actively on-the-run traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such series of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded on-the-run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded on-the-run U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded on-the-run U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.
     “Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
     “Remaining Scheduled Payments” means, with respect to the Called Principal of any Series E Note, all payments of such Called Principal of such series and interest thereon that would be due after the Settlement Date with respect to such Called Principal

NRP (Operating) LLC	Second Supplement
if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series E Notes of such series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 6 of this Supplement or Section 12.1 of the Note Purchase Agreements.
     “Settlement Date” means, with respect to the Called Principal of any Series E Note, the date on which such Called Principal is to be prepaid pursuant to Section 6 of this Supplement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreements, as the context requires.
     12. Representations and Warranties of the Purchasers. (a) Each Purchaser represents and warrants that the representations and warranties set forth in Section 6.1 of the Note Purchase Agreements are true and correct on the date hereof with respect to the purchase of the Series E Notes by such Purchaser.
     (b) Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Series E Notes to be purchased by such Purchaser hereunder:
     (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
     (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
     (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained

NRP (Operating) LLC	Second Supplement
by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
     (d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, as of the last day of its most recent calendar quarter, the QPAM does not own a 10% or more interest in the Company and no person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 20% or more interest in the Company (or less than 20% but greater than 10%, if such person exercises control over the management or policies of the Company by reason of its ownership interest) and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or
     (e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
     (f) the Source is a governmental plan; or
     (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or
     (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
     13. Compliance with Note Purchase Agreements. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreements as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreements.

NRP (Operating) LLC	Second Supplement
     14. Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.
[Signature Page Follows]

NRP (Operating) LLC	Second Supplement
     The execution hereof shall constitute a contract between the Company and the Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

NRP (Operating) LLC
By
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer and Treasurer

NRP (Operating) LLC	Second Supplement
     Each of the undersigned Subsidiary Guarantors hereby acknowledges, approves and agrees to the foregoing Second Supplement as of the date aforesaid and confirms and ratifies its obligations under the Subsidiary Guarantee dated June 19, 2003, as amended, modified or supplemented (the “Subsidiary Guarantee”) and acknowledges and agrees that its obligations under the Subsidiary Guarantee extend to and include, without limitation, all obligations of the Company to the Purchasers under the Note Purchase Agreement and the Series E Notes. The terms and provisions of the Subsidiary Guarantee are hereby incorporated herein in their entirety as if such terms and provisions were actually set forth herein and each Subsidiary Guarantor hereby makes the representations and warranties, agreements and covenants in, and agrees to be bound by all the terms of, such terms and provisions.

WPP LLC
ACIN LLC
WBRD LLC
HOD LLC
Shepard Boone Coal Company LLC
Gatling Mineral, LLC
Independence Land Company, LLC

By:	NRP (Operating) LLC, as the Sole Member of each of the above named Subsidiary Guarantors

By

Name: Dwight L. Dunlap
Title: Chief Financial Officer and Treasurer

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

The Prudential Insurance Company of America
By:	/s/ BL by TPD
Vice President

Prudential Arizona Reinsurance Captive Company

By:	Prudential Investment Management, Inc., as investment manager

	By:	/s/ BL by TPD

Vice President

Universal Prudential Arizona Reinsurance Company

By:	Prudential Investment Management, Inc., as investment manager

	By:	/s/ BL by TPD

Vice President

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

New York Life Insurance Company
By:	/s/ Kathleen A. Haberkern
	Name:	Kathleen A. Haberkern
	Title:	Corporate Vice President

New York Life Insurance and Annuity Corporation

By:	New York Life Investment Management LLC, Its investment manager

	By:	/s/ Kathleen A. Haberkern

	Name:	Kathleen A. Haberkern
	Title:	Director

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

Indianapolis Life Insurance Company
American Investors Life Insurance Company
Amerus Life Insurance Company

By:	Aviva Capital Management, Inc., its authorized attorney-in-fact

	By:	/s/ Roger D. Fors

	Name:	Roger D. Fors
	Title:	V.P.-Private Placements

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

Merit Life Insurance Co.
The United States Life Insurance Company in the City of New York
The Variable Annuity Life Insurance Company

By:	AIG Global Investment Corp., investment adviser

	By:	/s/ Lorri J. White

	Name:	Lorri J. White
	Title:	Vice President

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

The Northwestern Mutual Life Insurance Company
By:	/s/ David A. Barras
	Name:	David A. Barras
	Title:	its Authorized Representative

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

Connecticut General Life Insurance Company By: CIGNA Investments, Inc. (authorized agent)
By:	/s/ Debra J. Height
	Name:	Debra J. Height
	Title:	Managing Director

Life Insurance Company of North America By: CIGNA Investments, Inc. (authorized agent)
By:	/s/ Debra J. Height
	Name:	Debra J. Height
	Title:	Managing Director

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

CUNA Mutual Life Insurance Company
CUNA Mutual Insurance Society
CUMIS Insurance Society, Inc.
MEMBERS Life Insurance Company

By:	MEMBERS Capital Advisors, Inc.,
	acting	as Investment Advisor

	By:	/s/ James E. McDonald, Jr.

Name: James E. McDonald, Jr.
Title: Director, Private Placements

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

Life Insurance Company of the Southwest

By:	/s/ R. Scott Higgins Name: R. Scott Higgins
Title: Vice President Sentinel Asset Management

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

United of Omaha Life Insurance Company

By:	/s/ Curtis R. Caldwell Name: Curtis R. Caldwell
Title: Vice President

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

Protective Life Insurance Company
By:	/s/ Vita Padalino
	Name:	Vita Padalino
	Title:	VP, Investments

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

Pacific Life Insurance Company

By:	/s/ Cathy Schwartz
Name: Cathy Schwartz
Title: Assistant Vice President

By:	/s/ Diane W. Dales Name: Diane W. Dales
Title: Assistant Secretary

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

American United Life Insurance Company

	By	/s/ Kent R. Adams Name: Kent R. Adams
Title: V.P. Fixed Income Securities

The State Life Insurance Company

By:	American United Life Insurance Company, Its Agent

	By	/s/ Kent R. Adams Name: Kent R. Adams
Title: V.P. Fixed Income Securities

Farm Bureau Mutual Insurance Company of Michigan

By:	American United Life Insurance Company, Its Agent

	By	/s/ Kent R. Adams Name: Kent R. Adams
Title: V.P. Fixed Income Securities

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

American Equity Investment Life Insurance Company

By:	/s/ Rachel S. Stauffer Name: Rachel S. Stauffer
Title: Vice President-Investments

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

State of Wisconsin Investment Board

By:	/s/ Christopher P. Prestigiacomo Name: Christopher P. Prestigiacomo
Title: Portfolio Manager

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

Bankers Life and Casualty Company
Conseco Life Insurance Company
Conseco Senior Health Insurance Company
Conseco Health Insurance Company
Washington National Insurance Company

By:	40|86 Advisors, Inc. acting as Investment Advisor

By:

Name: Timothy L. Powell
Title: Vice President

NRP (Operating) LLC	Second Supplement
Accepted as of the date first written above.

EquiTrust Life Insurance Company

By:	/s/ Herman L. Riva Name: Herman L. Riva
Title: Senior Portfolio Manager

Information Relating to Purchasers

Name and Address of Purchaser	Principal Amount of Series E Notes to be Purchased
The Prudential Insurance Company of America	$25,000,000
c/o Prudential Capital Group	$8,500,000
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
Attention: Managing Director

Payments
All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
Account Name: Prudential Managed Portfolio
Account No.: P86188 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $8,500,000)
Account Name: The Prudential — Privest Portfolio
Account No.: P86189 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $25,000,000)
JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Each such wire transfer shall set forth the name of the Company, a reference to “5.82% Senior Notes due 2024, Security No. INV10315, PPN 62963# AE 1” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Schedule A
(to Supplement)

Notices
Address for all notices relating to payments:
The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager, Billings and Collections
Recipient of telephonic prepayment notices:
Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832
All other notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 22-1211670
Notes should be delivered to:
Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Attention: Thomas P. Donahue
(214) 720-6202

A-2-

Name and Address of Purchaser	Principal Amount of Series E Notes to be Purchased
Prudential Arizona Reinsurance Captive Company	$10,500,000
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
Attention: Managing Director
Payments
All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Account No.: P86321 (please do not include spaces)
Account Name: PARCC PLAZ Trust 2 — Privates
Each such wire transfer shall set forth the name of the Company, a reference to “5.82% Senior Notes due 2024, Security No. INV10315, PPN 62963# AE 1” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Notices
Address for all notices relating to payments:
Prudential Arizona Reinsurance Captive Company
c/o The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager, Billings and Collections
Recipient of telephonic prepayment notices:
Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832
All other notices and communications to be addressed as first provided above.

A-3-

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 33-1095301
Notes should be delivered to:
Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Attention: Thomas P. Donahue
(214) 720-6202

A-4-

Name and Address of Purchaser	Principal Amount of Series E Notes to be Purchased
Universal Prudential Arizona Reinsurance Company	$6,000,000
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
Attention: Managing Director
Payments
All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Account No.: P86393 (please do not include spaces)
Account Name: UPARC PLAZ Trust 2 — Privates
Each such wire transfer shall set forth the name of the Company, a reference to “5.82% Senior Notes due 2024, Security No. INV10315, PPN 62963# AE 1” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Notices
Address for all notices relating to payments:
Universal Prudential Arizona Reinsurance Company
c/o The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager, Billings and Collections
Recipient of telephonic prepayment notices:
Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832
All other notices and communications to be addressed as first provided above.

A-5-

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 41-2214052
Notes should be delivered to:
Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Attention: Thomas P. Donahue
(214) 720-6202

A-6-

Name and Address of Purchaser	Principal Amount of Series E Notes to be Purchased
New York Life Insurance and Annuity Corporation	$13,500,000
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Fixed Income Investors Group,
Private Finance, 2nd Floor
Fax Number: (212) 447-4122
Payments
All payments by wire or intrabank transfer of immediately available funds to:
JPMorgan Chase Bank
New York, New York
ABA #021-000-021
Credit: New York Life Insurance and Annuity Corporation
General Account Number 323-8-47382
With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.
Notices
All notices with respect to payments and written confirmation of each such payment and any audit confirmation, to be addressed:
New York Life Insurance and Annuity Corporation
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Financial Management, Securities Operations, 2nd Floor
Fax Number: (212) 447-4160
with a copy sent electronically to: FIIGLibrary@nylim.com
All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com, with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1104, Fax Number: (212) 576-8340.

A-7-

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 13-3044743
Notes should be delivered to attorney contact at New York Life.

A-8-

Name and Address of Purchaser	Principal Amount of Series E Notes to be Purchased
New York Life Insurance Company	$10,500,000
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Fixed Income Investors Group,
Private Finance, 2nd Floor
Fax Number: (212) 447-4122
Payments
All payments by wire or intrabank transfer of immediately available funds to:
JPMorgan Chase Bank
New York, New York 10019
ABA #021-000-021
Credit: New York Life Insurance Company
General Account Number 008-9-00687
With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.
Notices
All notices with respect to payments and written confirmation of each such payment and any audit confirmation, to be addressed:
New York Life Insurance Company
c/o New York Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Financial Management, Securities Operation, 2nd Floor
Fax Number: (212) 447-4160
with a copy sent electronically to: FIIGLibrary@nylim.com
All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary @nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1104, Fax Number: (212) 576-8340.
Name of Nominee in which Notes are to be issued: None

A-9-

Taxpayer I.D. Number: 13-5582869
Notes should be delivered to attorney contact at New York Life.

A-10-

Name and Address of Purchaser	Principal Amount of Series E Notes to be Purchased
American Investors Life Insurance Company	$10,000,000
c/o Aviva Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Steve Sweeney
Telephone: (515) 362-3542
Facsimile: (515) 557-2421
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
The Bank of New York
New York, New York
ABA #021 000 018
Credit A/C #GLA111566
A/C Name: Institutional Custody Insurance Division
Reference: American Investors Life Account 010048, PPN Number 62963# AE 1
Accompanying Information: Name of Company, description of security, Private Placement Number, due date and application (as among principal, Make-Whole Amount and interest) of the payment being made.
All notices and communications with respect to payments and written confirmation of each such payment, to be addressed:
American Investors Life Insurance Company
c/o Aviva Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Barb Norton
Telephone: (515) 362-3556
Fax: (515) 557-2421
All other notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: HARE & CO.
Taxpayer I.D. Number for Hare & Co.: 13-6062916
Taxpayer I.D. Number for American Investors Life Insurance Company: 48-0696320

A-11-

The Notes should be forwarded to:
The Bank of New York
One Wall Street, 3rd Floor, Window A
New York, New York 10286
FAO: American Investors Life Insurance Company, A/C #010048

A-12-

Name and Address of Purchaser	Principal Amount of Series E Notes to be Purchased
AmerUs Life Insurance Company	$8,000,000
c/o Aviva Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Steve Sweeney
Telephone: (515) 362-3542
Facsimile: (515) 557-2421
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
The Bank of New York
New York, New York
ABA #021000018
Credit A/C# GLA111566
Attn: Institutional Custody Insurance Division
Ref: AmerUs Life Account 010040, PPN Number 62963# AE 1
Accompanying Information: Name of Company, description of security, Private Placement Number, due date and application (as among principal, Make-Whole Amount and interest) of the payment being made.
All notices and communications with respect to payments and written confirmation of each such payment, to be addressed:
AmerUs Life Insurance Company
c/o Aviva Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Barb Norton
Telephone: (515) 362-3556
Fax: (515) 557-2421
All other notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: HARE & CO.
Taxpayer I.D. Number for Hare & Co.: 13-6062916
Taxpayer I.D. Number for AmerUs : 42-0175020

A-13-

Deliver Notes to:
The Bank of New York
One Wall Street, 3rd Floor, Window A
New York, NY 10286
FAO: AmerUs Life Insurance Company, A/C #010040

A-14-

Name and Address of Purchaser	Principal Amount of Series E Notes to be Purchased
Indianapolis Life Insurance Company	$3,000,000
c/o Aviva Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Steve Sweeney
Telephone: (515) 362-3542
Facsimile: (515) 557-2421
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
The Bank of New York
New York, New York
ABA #021000018
Credit A/C# GLA111566
Attn: Institutional Custody Insurance Division
Ref: Indianapolis Life Account 177862, PPN Number 62963# AE 1
Accompanying Information: Name of Company, description of security, PPN Number, due date and application (as among principal, Make-Whole Amount and interest) of the payment being made.
All notices and communications with respect to payments and written confirmation of each such payment, to be addressed:
Indianapolis Life Insurance Company
c/o Aviva Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attention: Barb Norton
Telephone: (515) 362-3556
Fax: (515) 557-2421
All other notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: HARE & CO.
Taxpayer I.D. Number for Hare & Co.: 13-6062916
Taxpayer I.D. Number for Indianapolis Life: 35-0413330

A-15-

The Notes should be forwarded to:
The Bank of New York
One Wall Street, 3rd Floor, Window A
New York, NY 10286
FAO: Indianapolis Life Insurance Company, A/C #177862

A-16-

Name and Address of Purchaser	Principal Amount of Series E Notes to be Purchased
The Variable Annuity Life Insurance Company	$7,000,000
c/o AIG Global Investment Group
2929 Allen Parkway, Suite A36-01
Houston, Texas 77019-2155
Attn: Legal Department — Investment Management
Facsimile Number: (713) 831-2328
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
The Bank of New York
ABA #021-000-018
Account Number: GL111566
For Further Credit to: The Variable Annuity Life Insurance Company — Account No. 260735
Ref: PPN# 62963# AE 1 and Prin: $                     Int: $
Notices
All notices of payment, audit confirmations and related correspondence to:
The Variable Annuity Life Insurance Company (260735)
c/o AIG Global Investment Group
2929 Allen Parkway, Suite A36-04
Houston, Texas 77019-2155
Attention: Private Placements — Portfolio Admin.
Fax Number: (713) 831-1072
Duplicate payment notices (only) to:
The Variable Annuity Life Insurance Company (260735)
c/o The Bank of New York
Attn: P & I Department
Fax: (718) 315-3076

A-17-

Notices with respect to compliance reporting information to:
AIG Global Investment Corporation
2929 Allen Parkway, Suite A36-04
Houston, Texas 77019-2155
Attention: Private Placements — Compliance
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 74-1625348
Deliver securities by overnight courier to:
The Bank of New York
One Wall Street, 3rd Floor, Window-A
New York, NY 10286
Attention: Arnold Musella or Ada Casiano (212-635-1917)
Account Name: The Variable Annuity Life Insurance Company
Account Number: 260735
with a transmittal letter requesting that the Bank confirm receipt of the securities to Susie Hays at AIG Global Investment Group, 2929 Allen Parkway, A36-04, Houston, Texas 77019.
Copies of C&C transmittal letter to the Bank, together with copies of original securities, should be faxed to Kafah Manna at (713) 831-2328 and sent by regular mail to Susie Hays at AIG Global Investment Group, 2929 Allen Parkway, A36-04, Houston, Texas 77019.

A-18-

Name and Address of Purchaser	Principal Amount of Series E Notes to be Purchased
Merit Life Insurance Co.	$5,000,000
c/o AIG Global Investment Group
2929 Allen Parkway, Suite A36-01
Houston, Texas 77019-2155
Attn: Legal Department — Investment Management
Facsimile Number: (713) 831-2328
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
State Street Bank and Trust Company
ABA #011-000-028
Account Name: Merit Life Insurance Company; Fund Number PA 20
Account Number: 4653-082-0
Ref: PPN# 62963# AE 1 and Prin: $                     Int: $
Notices
All notices of payment, audit confirmations and related correspondence to:
Merit Life Insurance Company (PA 20)
c/o AIG Global Investment Group
2929 Allen Parkway, Suite A36-04
Houston, Texas 77019-2155
Attention: Private Placements — Portfolio Admin.
Fax Number: (713) 831-1072
Duplicate payment notices (only) to:
Merit Life Insurance Company (PA 20)
c/o State Street Bank Corporation, Insurance Services
Fax: (816) 871-5539

A-19-

Notices with respect to compliance reporting information to:
AIG Global Investment Corporation
2929 Allen Parkway, Suite A36-04
Houston, Texas 77019-2155
Attention: Private Placements — Compliance
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 35-1005090
Deliver securities by overnight courier to:
DTC/New York Window
55 Water Street
New York, NY 10041
Attention: Robert Mendez for the account of State Street
Account Name: Merit Life Insurance Company Fund Number: PA 20
Contact: Brenda Sharp (816) 871-9154
with a transmittal letter requesting that the Bank confirm receipt of the securities to Susie Hays at AIG Global Investment Group, 2929 Allen Parkway, A36-04, Houston, Texas 77019.
Copies of C&C transmittal letter to the Bank, together with copies of original securities, should be faxed to Kafah Manna at (713) 831-2328 and sent by regular mail to Susie Hays at AIG Global Investment Group, 2929 Allen Parkway, A36-04, Houston, Texas 77019.

A-20-

Name and Address of Purchaser	Principal Amount of Series E Notes to be Purchased
The United States Life Insurance Company in the City of New York	$5,000,000
c/o AIG Global Investment Group
2929 Allen Parkway, Suite A36-01
Houston, Texas 77019-2155
Attn: Legal Department — Investment Management
Facsimile Number: (713) 831-2328
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
State Street Bank and Trust Company
ABA #011-000-028
Account Name: The United States Life Insurance Company in the City of New York;
Fund Number PA 77
Account Number: 6956-534-9
Ref: PPN# 62963# AE 1 and Prin: $                     Int: $
Notices
All notices of payment, audit confirmations and related correspondence to:
The United States Life Insurance Company in the City of New York (PA 77)
c/o AIG Global Investment Group
2929 Allen Parkway, Suite A36-04
Houston, Texas 77019-2155
Attention: Private Placements — Portfolio Admin.
Fax Number: (713) 831-1072
Duplicate payment notices (only) to:
The United States Life Insurance Company in the City of New York (PA 77)
c/o State Street Bank Corporation, Insurance Services
Fax: (816) 871-5539

A-21-

Notices with respect to compliance reporting information to:
AIG Global Investment Corporation
2929 Allen Parkway, Suite A36-04
Houston, Texas 77019-2155
Attention: Private Placements — Compliance
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 13-5459480
Deliver securities by overnight courier to:
DTC/New York Window
55 Water Street
New York, NY 10041
Attention: Robert Mendez for the account of State Street
Account Name: The United States Life Insurance Company in the City of New York
Fund Number: PA 77
Contact: Brenda Sharp (816) 871-9154
with a transmittal letter requesting that the Bank confirm receipt of the securities to Susie Hays at AIG Global Investment Group, 2929 Allen Parkway, A36-04, Houston, Texas 77019.
Copies of C&C transmittal letter to the Bank, together with copies of original securities, should be faxed to Kafah Manna at (713) 831-2328 and sent by regular mail to Susie Hays at AIG Global Investment Group, 2929 Allen Parkway, A36-04, Houston, Texas 77019.

A-22-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
The Northwestern Mutual Life Insurance Company	$17,000,000
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention: Securities Department
Fax Number: (414) 665-7124
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
US Bank
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA# 075000022
For the account of: Northwestern Mutual Life
Account No. 182380324521
Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed, Attention: Investment Operations, Fax Number: (414) 625-6998.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 39-0509570

A-23-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
Connecticut General Life Insurance Company
c/o Cigna Investments, Inc.	$3,000,000
280 Trumbull Street	$3,000,000
Hartford, Connecticut 06103	$2,000,000
Attention: Fixed Income Securities, H16B	$1,000,000
Fax: 860-727-8024	$1,000,000
Payments
All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:
J.P. Morgan Chase Bank
BNF=CIGNA Private Placements/AC=9009001802
ABA #021000021
OBI= NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1
Address for Notices Related to Payments:
CIG & Co.
c/o CIGNA Investments, Inc.
Attention: Fixed Income Securities, H16B
280 Trumbull Street
Hartford, Connecticut 06103
Fax: 860-727-8024
with a copy to:
J.P. Morgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas 75254
Attention: Karen Mote, Mail Code 300-116
Fax: 469-477-1904
Address for All Other Notices:
CIG & Co.
c/o Cigna Investments, Inc.
Attention: Fixed Income Securities, H16B
280 Trumbull Street
Hartford, Connecticut 06103
Fax: 860-727-8024

A-24-

Name of Nominee in which Notes are to be issued: CIG & Co.
Taxpayer I.D. Number for CIG & Co.: 13-3574027
Address for delivery of Notes:
J. P. Morgan Chase Bank
4 New York Plaza
New York, NY 10004
Attention: John Bouquet
together with Transmittal of Securities to Custodian Form that in-house counsel will provide

A-25-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
Life Insurance Company of North America	$4,000,000
c/o Cigna Investments, Inc.
280 Trumbull Street
Hartford, Connecticut 06103
Attention: Fixed Income Securities, H16B
Fax: 860-727-8024
Payments
All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:
J.P. Morgan Chase Bank
BNF=CIGNA Private Placements/AC=9009001802
ABA #021000021
OBI= NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1
Address for Notices Related to Payments:
CIG & Co.
c/o CIGNA Investments, Inc.
Attention: Fixed Income Securities, H16B
280 Trumbull Street
Hartford, Connecticut 06103
Fax: 860-727-8024
with a copy to:
J.P. Morgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas 75254
Attention: Karen Mote, Mail Code 300-116
Fax: 469-477-1904
Address for All Other Notices:
CIG & Co.
c/o Cigna Investments, Inc.
Attention: Fixed Income Securities, H16B
280 Trumbull Street
Hartford, Connecticut 06103
Fax: 860-727-8024

A-26-

Name of Nominee in which Notes are to be issued: CIG & Co.
Taxpayer I.D. Number for CIG & Co.: 13-3574027
Address for delivery of Notes:
J. P. Morgan Chase Bank
4 New York Plaza
New York, NY 10004
Attention: John Bouquet
together with Transmittal of Securities to Custodian Form that in-house counsel will provide

A-27-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
CUNA Mutual Life Insurance Company	$5,400,000
c/o CUNA Mutual Insurance Society
5910 Mineral Point Road
Madison, Wisconsin 53705-4456
Attn: Managing Director-Investments
Phone: (608) 231-8255
Fax: (608) 236-6224
Email: john.petchler@cunamutual.com
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
State Street Bank
ABA 011000028
Account Name: CUNA Mutual Life Insurance Company
Account Number: Fund # ZT2A
Notices
All notices and communications with respect to payments and written confirmation of each such payment, to be addressed as follows:
State Street Bank
801 Pennsylvania
Kansas City, MO 64105
Attn: Brian Kershner
Fax: (816) 691-5545
E-mail: bdkersh@statestreetkc.com
with a copy to:
CUNA Mutual Insurance Society
5910 Mineral Point Road
Madison, WI 53705-4456
Attn: Rosie Pope
Fax: (608) 231-8591
E-mail: rosie.pope@cunamutual.com

A-28-

All other notices and communications to be addressed as first provided above with a copy to:
CUNA Mutual Insurance Society
5910 Mineral Point Road
Madison, Wisconsin 53705-4456
Attention: Associate General Counsel
Telephone: (608) 231-7653
Fax: (608) 236-7653
E-Mail: steve.suleski@cunamutual.com
Name of Nominee in which Notes are to be issued: TURNSPEED + CO
Taxpayer I.D. Number: 42-0388260
Notes should be delivered to:
State Street Bank
DTC/New York Window
55 Water Street
Plaza Level — 3rd Floor
New York, New York 10041
Attn: Robert Mendez
Account: State Street Bank
A/C: CUNA Mutual Life Insurance Company
A/C Number: ZT2A

A-29-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
CUNA Mutual Insurance Society	$3,600,000
5910 Mineral Point Road
Madison, Wisconsin 53705-4456
Attn: Managing Director-Investments
Phone: (608) 231-8255
Fax: (608) 236-6224
Email: john.petchler@cunamutual.com
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
State Street Bank
ABA 011000028
Account Name: CUNA Mutual Insurance Society
Account Number: Fund # ZT1E
Notices
All notices and communications with respect to payments and written confirmation of each such payment, to be addressed as follows:
State Street Bank
801 Pennsylvania
Kansas City, MO 64105
Attn: Brian Kershner
Fax: (816) 691-5545
E-mail: bdkersh@statestreetkc.com
with a copy to:
CUNA Mutual Insurance Society
5910 Mineral Point Road
Madison, WI 53705-4456
Attn: Rosie Pope
Fax: (608) 231-8591
E-mail: rosie.pope@cunamutual.com

A-30-

All other notices and communications to be addressed as first provided above with a copy to:
CUNA Mutual Insurance Society
5910 Mineral Point Road
Madison, Wisconsin 53705-4456
Attention: Associate General Counsel
Telephone: (608) 231-7653
Fax: (608) 236-7653
E-Mail: steve.suleski@cunamutual.com
Name of Nominee in which Notes are to be issued: TURNKEYS + CO
Taxpayer I.D. Number: 39-0230590
Notes should be delivered to:
State Street Bank
DTC/New York Window
55 Water Street
Plaza Level — 3rd Floor
New York, New York 10041
Attn: Robert Mendez
Account: State Street Bank
A/C: CUNA Mutual Insurance Society
A/C Number: ZT1E

A-31-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
CUMIS Insurance Society, Inc.	$1,800,000
c/o CUNA Mutual Insurance Society
5910 Mineral Point Road
Madison, Wisconsin 53705-4456
Attn: Managing Director-Investments
Phone: (608) 231-8255
Fax: (608) 236-6224
Email: john.petchler@cunamutual.com
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
State Street Bank
ABA 011000028
Account Name: CUNA Insurance Society, Inc.
Account Number: Fund # ZT1I
Notices
All notices and communications with respect to payments and written confirmation of each such payment, to be addressed as follows:
State Street Bank
801 Pennsylvania
Kansas City, MO 64105
Attn: Brian Kershner
Fax: (816) 691-5545
E-mail: bdkersh@statestreetkc.com
with a copy to:
CUNA Mutual Insurance Society
5910 Mineral Point Road
Madison, WI 53705-4456
Attn: Rosie Pope
Fax: (608) 231-8591
E-mail: rosie.pope@cunamutual.com

A-32-

All other notices and communications to be addressed as first provided above with a copy to:
CUNA Mutual Insurance Society
5910 Mineral Point Road
Madison, Wisconsin 53705-4456
Attention: Associate General Counsel
Telephone: (608) 231-7653
Fax: (608) 236-7653
E-Mail: steve.suleski@cunamutual.com
Name of Nominee in which Notes are to be issued: TURNJETTY + CO
Taxpayer I.D. Number: 39-0972608
Notes should be delivered to:
State Street Bank
DTC/New York Window
55 Water Street
Plaza Level — 3rd Floor
New York, New York 10041
Attn: Robert Mendez
Account: State Street Bank
A/C: CUMIS Insurance Society
A/C Number: ZT1I

A-33-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
MEMBERS Life Insurance Company	$1,200,000
c/o CUNA Mutual Insurance Society
5910 Mineral Point Road
Madison, Wisconsin 53705-4456
Attn: Managing Director-Investments
Phone: (608) 231-8255
Fax: (608) 236-6224
Email: john.petchler@cunamutual.com
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
State Street Bank
ABA 011000028
Account Name: MEMBERS Life Insurance Company
Account Number: Fund # ZT1J
Notices
All notices and communications with respect to payments and written confirmation of each such payment, to be addressed as follows:
State Street Bank
801 Pennsylvania
Kansas City, MO 64105
Attn: Brian Kershner
Fax: (816) 691-5545
E-mail: bdkersh@statestreetkc.com
with a copy to:
CUNA Mutual Insurance Society
5910 Mineral Point Road
Madison, WI 53705-4456
Attn: Rosie Pope
Fax: (608) 231-8591
E-mail: rosie.pope@cunamutual.com

A-34-

All other notices and communications to be addressed as first provided above with a copy to:
CUNA Mutual Insurance Society
5910 Mineral Point Road
Madison, Wisconsin 53705-4456
Attention: Associate General Counsel
Telephone: (608) 231-7653
Fax: (608) 236-7653
E-Mail: steve.suleski@cunamutual.com
Name of Nominee in which Notes are to be issued: TURNLAUNCH + CO
Taxpayer I.D. Number: 39-1236386
Notes should be delivered to:
State Street Bank
DTC/New York Window
55 Water Street
Plaza Level — 3rd Floor
New York, New York 10041
Attn: Robert Mendez
Account: State Street Bank
A/C: MEMBERS Life Insurance Company
A/C Number: ZT1J

A-35-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
Life Insurance Company of the Southwest	$10,000,000
c/o National Life Insurance Company
One National Life Drive
Montpelier, Vermont 05604
Attention: Private Placements
Fax Number: (802) 223-9332
E-mail: shiggins@nationallife.com
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
J.P. Morgan Chase & Co.
New York, New York 10010
ABA #021000021
Account Number 910-2-754349
Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 75-0953004

A-36-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
United of Omaha Life Insurance Company	$10,000,000
Mutual of Omaha Plaza
Omaha, Nebraska 68175-1011
Attention: 4-Investment Accounting
Payments
All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA #021000021
Private Income Processing
for credit to: United of Omaha Life Insurance Company
Account Number 900-9000200
a/c G07097
PPN: 62963# AE 1
Interest Amount:
Principal Amount:
Notices
All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:
JPMorgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas 75254-2917
Attention: Income Processing — G. Ruiz
a/c: G07097
All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 47-0322111

A-37-

Notes should be forwarded to:
JPMorgan Chase Bank
4 New York Plaza
Ground Floor, Receive Window
New York, NY 10041
Attn: Account #G07097 (must include on delivery letter)

A-38-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
Protective Life Insurance Company	$10,000,000
2801 Hwy 280 South
Birmingham, Alabama 35223-2488
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
The Bank of New York
ABA 021000018
Credit A/C#: GLA111565
A/C Name: Institutional Custody Ins., Division FFC
Custody Account #: 294412
Custody Account Name: Protective Life Insurance Company
Notices
All notices and communications to be addressed as first provided above except notices in respect of payments and written confirmations of such payments to be addressed Attn: Investment Department — Belinda Bradley with a copy to Back.office@protective.com.
Name of Nominee in which Notes are to be issued: HARE & CO.
Taxpayer I.D. Number: 63-0169720
Notes should be delivered to:
The Bank of New York
Window A – 3rd Floor
One Wall Street
New York, New York 10286
Cust Acct #294412
Cust Acct Name: Protective Life Insurance Company

A-39-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
Pacific Life Insurance Company	$5,000,000
700 Newport Center Drive	$1,000,000
Newport Beach, California 92660-6397	$1,000,000
Attention: Securities Department	$1,000,000
Fax Number: (949) 219-5406	$1,000,000
$1,000,000
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
Mellon Trust of New England
ABA #0110-0123-4
DDA 125261
Attention: MBS Income CC: 1253
A/C Name: Pacific Life General Account/PLCF1810132
Regarding: Security Description and PPN 62963# AE 1
Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:
Mellon Trust
Attention: Pacific Life Accounting Team
Three Mellon Bank Center
AIM #153-3610
Pittsburgh, Pennsylvania 15259
Fax Number: (412) 236-7529
and
Pacific Life Insurance Company
Attention: Securities Administration – Cash Team
700 Newport Center Drive
Newport Beach, California 92660-6397
Fax Number: (949) 640-4013
Name of Nominee in which Notes are to be issued: Mac & Co.
General Taxpayer I.D. Number: 95-1079000

A-40-

Notes should be sent to:
Mellon Securities Trust Company
120 Broadway, 13th Floor
New York, NY 10271
Attention: Mr. Robert Feraro (212-374-1918)
A/C Name: Pacific Life General Acct, A/C #PLCF1810132

A-41-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
American United Life Insurance Company	$4,000,000
One American Square
Post Office Box 368
Indianapolis, Indiana 46206-0368
Attention: Michael I. Bullock, Securities Department
Overnight mailing address:
One American Square
Indianapolis, Indiana 46282
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
Bank of New York
ABA #021000018
CREDIT A/C # GLA111566
A/C Name: Institutional Custody Insurance Division
FFC Custody #: 186683
Custody Name: American United Life Insurance Co.
RE: CUSIP #62963# AE 1
Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 35-0145825
Notes to be delivered to:
Bank of New York
Attention: Arnold Musella, Free Receive
One Wall Street, 3rd Floor, Window A
New York, NY 10286
Re: American United Life #186683

A-42-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
The State Life Insurance Company	$2,500,000
c/o American United Life Insurance Company
Post Office Box 368
Indianapolis, Indiana 46206-0368
Attention: Michael I. Bullock, Securities Department
Overnight Mailing Address:
One American Square
Indianapolis, Indiana 46282
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
Bank of New York
ABA #021000018
CREDIT A/C # GLA111566
A/C Name: Institutional Custody Insurance Division
FFC Custody #: 343761
Custody Name: The State Life Insurance Co.
RE: CUSIP #62963# AE 1
Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 35-0684263
Notes to be delivered to:
Bank of New York
Attention: Arnold Musella, Free Receive
Trust Securities
One Wall Street, 3rd Floor, Window A
New York, NY 10286
Re: The State Life Insurance Co. c/o American United Life Insurance Company, Account #343761

A-43-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
Farm Bureau Mutual Insurance Company of Michigan	$2,500,000
c/o American United Life Insurance Company
Post Office Box 368
Indianapolis, Indiana 46206-0368
Attention: Michael I. Bullock, Securities Department
Overnight Mailing Address:
One American Square
Indianapolis, Indiana 46282
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
Comerica Bank/Trust Operations
AC: 21585-98530
BNF: Farm Bureau Mutual Insurance Company of Michigan
AC: 01 100 0312132
BBI: Trade Settlement (313) 222-4757
Bank Routing Number: 0720-0009-6
Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:
Farm Bureau Mutual Insurance Company of Michigan
P.O. Box 30400
Lansing, Michigan 48909
Attn: Steve Harkness
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 38-1316179

A-44-

Notes should be forwarded to:
Comerica Bank
Trust Division
411 West Lafayette
Detroit, Michigan 48226
Attention: Dan Molnar, Vice President (313) 222-7946
Reference: Farm Bureau Mutual Insurance Company of Michigan
Account #011000312132

A-45-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
American Equity Investment Life Insurance Company	$8,000,000
5000 Westown Parkway, Suite 440
West Des Moines, Iowa 50266
Attention: Investment Department - Private Placements
Telephone: (515) 221-0002
Facsimile: (515) 221-0329
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
State Street Bank & Trust Company
ABA #011000028
Account #00076026, Income Collection
BNF — BEV3
CUSIP/PPN: 62963# AE 1
Security Description: NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024
Principal, Interest, Premium Breakdown:
Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above with a copy addressed: Attention: Asset Administration.
Name of Nominee in which Notes are to be issued: CHIMEFISH & CO
Taxpayer I.D. Number: 65-1186810

A-46-

Notes to be delivered to:
DTCC/New York Window
Plaza Level
55 Water Street
New York, NY 10041
Attention: Robert Mendez
For the account of State Street, Account # BEV3
CUSIP/PPN: 62963# AE 1
Security Description: NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024

A-47-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
State of Wisconsin Investment Board	$6,000,000
121 East Wilson Street
Madison, Wisconsin 53703
Attention: Portfolio Manager, Private Markets Group-Wisconsin Private Debt Portfolio
Payments
All payments are to be made on or before 11:00 a.m. local time on each payment date in immediately available funds to:
ABA #011-00-1234 (Mellon)
For credit to the State of Wisconsin Investment Board
DDA #064300
Attn: MBS Income cc: 1195
For: SWIB Wis. Private Debt, SWBF0335002, National Resource Partners
CUSIP No. 62963# AE 1
With notice of payment, including a message as to the source (identifying the security by name and CUSIP number) and application of funds, copy of notice of payment to:
Ms. Cindy Griffin
Accounting Supervisor
State of Wisconsin Investment Board
121 East Wilson Street
P. O. Box 7842
Madison, Wisconsin 53707-7842
Phone: (608) 266-9136
Fax: (608) 266-2436
Address for notices other than confirmation of payment is:
Postal Address
State of Wisconsin Investment Board
121 East Wilson Street
P. O. Box 7842
Madison, Wisconsin 53707-7842
Attention:      Portfolio Manager, Private Markets Group-Wisconsin Private Debt Portfolio

A-48-

Street Address
State of Wisconsin Investment Board
121 East Wilson Street
Madison, Wisconsin 53703
Attention:      Portfolio Manager, Private Markets Group-Wisconsin Private Debt Portfolio
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 39-6006423
The Notes should be forwarded to:
Ms. Cindy Griffin
Accounting Supervisor
State of Wisconsin Investment Board
121 East Wilson Street
P. O. Box 7842
Madison, Wisconsin 53707-7842
Phone: (608) 266-9136
Fax: (608) 266-2436

A-49-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
Bankers Life and Casualty Company	$3,000,000
c/o 40|86 Advisors
535 N. College Drive
Carmel, Indiana 46032
Attention: John Nasser
Telephone: (317) 817-6069
Facsimile: (317) 817-2589
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
The Bank of New York
ABA# 021000018
BNF: IOC566
Attn: P&I Department (Purisima Teylan)
Ref: Bankers Life and Casualty Co., A/C #0000014814, CUSIP 62963# AE 1
Notices
All notices and communications, including notices with respect to payment and written confirmation of each such payment to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: Hare & Co.
Taxpayer I.D. Number: 36-0770740
Securities should be delivered to:
40/86 Advisors, Inc.
535 N. College Drive
Carmel, IN 46032
Attn: John K. Nasser

A-50-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
Conseco Life Insurance Company	$500,000
c/o 40|86 Advisors
535 N. College Drive
Carmel, Indiana 46032
Attention: John Nasser
Telephone: (317) 817-6069
Facsimile: (317) 817-2589
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
The Bank of New York
ABA# 021000018
BNF: IOC566
Attn: P&I Department (Purisima Teylan)
Ref: Conseco Life Insurance Co., Acct# 0000232471, CUSIP 62963# AE 1
Notices
All notices and communications, including notices with respect to payment and written confirmation of each such payment to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: Hare & Co.
Taxpayer I.D. Number: 04-2299444
Securities should be delivered to:
40/86 Advisors, Inc.
535 N. College Drive
Carmel, IN 46032
Attn: John K. Nasser

A-51-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
Conseco Senior Health Insurance Company	$500,000
c/o 40|86 Advisors
535 N. College Drive
Carmel, Indiana 46032
Attention: John Nasser
Telephone: (317) 817-6069
Facsimile: (317) 817-2589
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
The Bank of New York
ABA# 021000018
BNF: IOC566
Attn: P&I Department (Purisima Teylan)
Ref: Conseco Senior Health Insurance Co., Acct# 0000005068, CUSIP 62963# AE 1
Notices
All notices and communications, including notices with respect to payment and written confirmation of each such payment to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: Hare & Co.
Taxpayer I.D. Number: 23-0704970
Securities should be delivered to:
40/86 Advisors, Inc.
535 N. College Drive
Carmel, IN 46032
Attn: John K. Nasser

A-52-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
Conseco Health Insurance Company	$500,000
c/o 40|86 Advisors
535 N. College Drive
Carmel, Indiana 46032
Attention: John Nasser
Telephone: (317) 817-6069
Facsimile: (317) 817-2589
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
The Bank of New York
ABA# 021000018
BNF: IOC566
Attn: P&I Department (Purisima Teylan)
Ref: Conseco Health Insurance Co., Acct# 0000005070, CUSIP 62963# AE 1
Notices
All notices and communications, including notices with respect to payment and written confirmation of each such payment to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: Hare & Co.
Taxpayer I.D. Number: 34-1083130
Securities should be delivered to:
40/86 Advisors, Inc.
535 N. College Drive
Carmel, IN 46032
Attn: John K. Nasser

A-53-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
Washington National Insurance Company	$500,000
c/o 40|86 Advisors
535 N. College Drive
Carmel, Indiana 46032
Attention: John Nasser
Telephone: (317) 817-6069
Facsimile: (317) 817-2589
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
The Bank of New York
ABA# 021000018
BNF: IOC566
Attn: P&I Department (Purisima Teylan)
Ref: Washington National Insurance Co., Acct# 0000379363, CUSIP 62963# AE 1
Notices
All notices and communications, including notices with respect to payment and written confirmation of each such payment to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: Hare & Co.
Taxpayer I.D. Number: 36-1933760
Securities should be delivered to:
40/86 Advisors, Inc.
535 N. College Drive
Carmel, IN 46032
Attn: John K. Nasser

A-54-

Principal Amount of Series E Notes
Name and Address of Purchaser	to be Purchased
EquiTrust Life Insurance Company	$2,000,000
c/o FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
Attention: Securities Department
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.82% Series E Senior Notes due March 28, 2024, PPN 62963# AE 1, principal, premium or interest”) to:
JP Morgan Chase Bank
ABA #021000021
Reference: G10559
A/C #9009002859
With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.
Notices
All notices and communications with respect to payments and written confirmation of each such payment, to be addressed:
FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266
Attention: Herman L. Riva, CFA, Senior Portfolio Manager
Telephone: (515) 226-6764
Fax: (515) 225-4653
All other notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: Cudd & Co.
Taxpayer I.D. Number: 42-1468417

A-55-

Notes should be forwarded to:
JPMorgan Chase Bank
4 New York Plaza
Ground Floor Window
New York, NY 10005
Attn: Account #G10559
with a copy to your contact at Farm Bureau Life Insurance Company

A-56-

Supplemental Representations
     The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreements is true and correct as of the date hereof with respect to the Series E Notes with the same force and effect as if each reference to “Series A, B or C Notes” set forth therein was modified to refer the “Series E Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreements as supplemented by the First Supplement dated July 19, 2005 and by the Second Supplement (the First Supplement and the Second Supplement being referred to, collectively, as the “Supplements”). The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreements which are supplemented hereby:
     Section 5.3. Disclosure. The Company, through its agent, SPP Capital Partners, LLC and BB&T Capital Markets Inc., has delivered to each Purchaser a copy of a Confidential Direct Private Placement Memorandum dated February 2007 (the “Memorandum”), relating to the transactions contemplated by the Second Supplement. The Note Purchase Agreements, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreements and the Second Supplement and the financial statements listed in Schedule 5.5 to the Second Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 2006, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.
     Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 to the Second Supplement contains (except as noted therein) complete and correct lists of the Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.
     Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series E Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 50 other Institutional Investors, each of which has been offered the Series E Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.
     Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series E Notes as set forth in Section I.C. (Transaction Summary) of the Memorandum. No part of the proceeds from the sale of the Series E Notes pursuant to the Second Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal
Exhibit A
(to Supplement)

Reserve System (12 CFR 222), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1.00% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1.00% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
     Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 to the Second Supplement sets forth a complete and correct list of all outstanding Debt of the Company and the Subsidiaries as of December 31, 2006 since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or the Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
     Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the sale of the Series E Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.
     (b) Neither the Company nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) engages in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.
     (c) No part of the proceeds from the sale of the Series E Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.
     As used in this Section 5.16, “Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended; and “USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
A-2
(to Supplement)

[Form of Series E Note]
NRP (Operating) LLC
5.82% Senior Note, Series E Due March 28, 2024

No. R[___]– [ ]	[Date]
$[ ]	PPN 62963# AE1
     For Value Received, the undersigned, NRP (Operating) LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [                                        ], or registered assigns, the principal sum of [                                        ] Dollars on March 28, 2024, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.82% per annum from the date hereof, payable semi-annually, on the 28th day of March and September in each year, commencing with the March or September next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Supplement referred to below), payable semi-annually, as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.82% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to that certain Second Supplement dated as of March 28, 2007 (as from time to time amended and supplemented, the “Supplement”) to Note Purchase Agreements, dated as of June 19, 2003, as from time to time amended and supplemented, between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements (as defined in the Supplement) and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements (as defined in the Supplement).
     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the
Exhibit 1
(to Supplement)

purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
     The Company will make required prepayments of principal on the dates and in the amounts specified in the Supplement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement, but not otherwise.
     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount (as defined in the Supplement)) and with the effect provided in the Note Purchase Agreements.
     This Note is guaranteed pursuant to the Subsidiary Guarantee dated June 19, 2003 as, from time to time, supplemented and amended.
     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of law of such State that would require the application of the laws of a jurisdiction other than such State.

NRP (Operating) LLC

By

[Title]
1-2
(to Supplement)

Amortization of Series E Notes

Date of Principal Payment	Amount of Principal Payment
March 28, 2010	$15,000,000
March 28, 2011	$15,000,000
March 28, 2012	$15,000,000
March 28, 2013	$15,000,000
March 28, 2014	$15,000,000
March 28, 2015	$15,000,000
March 28, 2016	$15,000,000
March 28, 2017	$15,000,000
March 28, 2018	$15,000,000
March 28, 2019	$15,000,000
March 28, 2020	$15,000,000
March 28, 2021	$15,000,000
March 28, 2022	$15,000,000
March 28, 2023	$15,000,000
Schedule 5
(to Supplement)

Subsidiaries and Affiliates
(i) Subsidiaries of the Company

		Ownership by
Subsidiary	Jurisdiction	the Company
WPP LLC	Delaware	100%
ACIN LLC	Delaware	100%
WBRD LLC	Delaware	100%
Hod LLC	Delaware	100%
Shepard Boone Coal Company LLC	Delaware	100%
Williamson Transport LLC	Delaware	100%
Little River Transport LLC	Delaware	100%
Independence Land Company, LLC	Delaware	100%
Gatling Mineral, LLC	Delaware	100%
(ii) Affiliates of the Company
Natural Resource Partners L.P.
NRP (GP) LP
GP Natural Resource Partners LLC
Western Pocahontas Properties Limited Partnership
Great Northern Properties Limited Partnership
New Gauley Coal Corporation
Robertson Coal Management LLC
NRP Investment L.P.
Adena Minerals, LLC
(iii)Senior Officers of the Company

Nick Carter	—	President and Chief Operating Officer
Dwight Dunlap	—	Chief Financial Officer and Treasurer
Kevin Wall	—	Vice President and Chief Engineer
Wyatt Hogan	—	Vice President, General Counsel and Secretary
Kevin Craig	—	Vice President-Business Development
Ken Hudson	—	Controller
Schedule 5.4
(to Supplement)

Financial Statements Provided to Purchasers
Natural Resource Partners L.P.
     Annual Financial Statements for the years ended December 31, 2004, 2005 and 2006
Schedule 5.5
(to Supplement)

Existing Debt
1.	$214,000,000 principal under Revolving Loan Credit Agreement dated October 29, 2004, as amended by the First Amendment thereto dated as of November 19, 2005 and as further amended by the Second Amendment thereto dated as of March 2, 2007 but effective as of July 19, 2005.

2.	$50,100,000 principal of 5.55% Series A Senior Notes, due June 19, 2023.

3.	$61,850,000 principal of 4.91% Series B Senior Notes, due June 19, 2018.

4.	$35,000,000 principal of 5.55% Series C Senior Notes, due June 19, 2013.

5.	$100,000,000 principal amount of 5.05% Series D Senior Notes, due July 19, 2020
Schedule 5.15
(to Supplement)